EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of HH&L Acquisition Co. (the “Company”) on Form 10-Q for the quarter ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Qi Li, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 13, 2022
/s/ Richard Qi Li
	Name:	Richard Qi Li
	Title:	Chief Executive Officer and Director
(Principal Executive Officer)